                                                        MONTHLY OPERATING REPORT
CASE NAME: Park Pharmacy Corporation
                                                                   ACCRUAL BASIS
CASE NUMBER: 02-80896-SAF-11
                                                             02/13/95, RWD, 2/96
JUDGE: Felsental

                         UNITED STATES BANKRUPTCY COURT
                   NORTHERN ________ DISTRICT OF _______ TEXAS

                                 6 ___ DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: February 28, 2003



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ CRAIG MACKEY                                        PRESIDENT
----------------------------------------  --------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

Craig Mackey                                    20-Mar-03
----------------------------------------  --------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE


PREPARER:

/s/ JAMES MORRISON                        CONTROLLER, PARK PHARMACY CORPORATION
----------------------------------------  --------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE

James Morrison                                  20 Mar-03
----------------------------------------  --------------------------------------
PRINTED NAME OF PREPARER                                  DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                        ACCRUAL BASIS-1

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96



COMPARATIVE BALANCE SHEET

                                         SCHEDULE             MONTH             MONTH              MONTH
ASSETS                                    AMOUNT             JAN-03             FEB-03
------                                 ------------        -----------       -----------        -----------
1. UNRESTRICTED CASH                                          $441,889          $537,702

2. RESTRICTED CASH

3. TOTAL CASH                                    $0           $441,889          $537,702                 $0

4. ACCOUNTS RECEIVABLE (NET)

5. INVENTORY

6. NOTES RECEIVABLE

7. PREPAID EXPENSES                                           $218,916          $170,686

8. OTHER (ATTACH LIST)                                        $296,607          $296,607

9. TOTAL CURRENT ASSETS                          $0           $957,412        $1,004,995                 $0

10. PROPERTY, PLANT & EQUIPMENT                               $219,308          $219,308

11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION                                   $99,019          $102,881

12. NET PROPERTY, PLANT &
    EQUIPMENT                                    $0           $120,289          $116,427                 $0

13. DUE FROM INSIDERS

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                              $4,736,931        $4,736,932

15. OTHER (ATTACH LIST)                                         $4,201            $4,201

16. TOTAL ASSETS                                 $0         $5,818,833        $5,862,555                 $0

POSTPETITION LIABILITIES

17. ACCOUNTS PAYABLE                                           $15,669            $9,206

18. TAXES PAYABLE

19. NOTES PAYABLE

20. PROFESSIONAL FEES

21. SECURED DEBT

22. OTHER (ATTACH LIST)                                       $153,073          $174,846

23. TOTAL POSTPETITION
    LIABILITIES                                               $168,742          $184,052                 $0

PREPETITION LIABILITIES

24. SECURED DEBT                                            $5,792,180        $5,791,169

25. PRIORITY DEBT

26. UNSECURED DEBT

27. OTHER (ATTACH LIST)                                    $(2,810,073)      ($2,795,714)

28. TOTAL PREPETITION LIABILITIES                $0         $2,982,107        $2,995,455                 $0

29. TOTAL LIABILITIES                            $0         $3,150,849        $3,179,507                 $0

EQUITY

30. PREPETITION OWNERS' EQUITY                              $2,638,158        $2,638,158

31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                           $29,120           $43,832

32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                          $705            $1,058

33. TOTAL EQUITY                                 $0         $2,667,984        $2,683,048                 $0

34. TOTAL LIABILITIES &
    OWNERS' EQUITY                               $0         $5,818,833        $5,862,555                 $0

               PARK PHARMACY CORPORATION    TRIAL BALANCE AS OF 02/28/2003                  FOR YEAR-PERIOD (2003-08)

ACCOUNT                                          TRIAL BALANCE AS OF            ADJUSTED TRIAL
NUMBER       DESCRIPTION                              2/28/2003                     BALANCE                  LINE     REPORT
                                                                                ---------------------------------------------
             ASSETS
 1030        ZBA - Bank of Texas                      (201,767.48)               (201,767.48)                 Ln 01     MOR-1
 1065        Bank One - Clearing Account               338,787.27                 338,787.27                  Ln 01     MOR-1
 1070        Bank One - Health & Welfare Claims        117,428.64                 117,428.64                  Ln 01     MOR-1
 1080        Bank One - Section 125                      2,825.57                   2,825.57                  Ln 01     MOR-1
 1105        Bank of Texas                             280,428.43                 280,428.43     537,702.43   Ln 01     MOR-1
                                                                                               --------------------
                                                                                                 537,702.43   Ln 03     MOR-1
                                                                                               --------------------
 1400        Prepaid Insurance                          54,639.97                  54,639.97                  Ln 07     MOR-1
 1416        Prepaid Inventory-Cardinal                 32,912.94                  32,912.94                  Ln 07     MOR-1
 1420        Prepaid expenses                           83,132.47                  83,132.47     170,685.38   Ln 07     MOR-1

 1270        Employee Advances                              60.20                      60.20                  Ln 08     MOR-1
 1275        Other Receivables                         296,547.00                 296,547.00     296,607.20   Ln 08     MOR-1
                                                                                               --------------------
                                                                                               1,004,995.01   Ln 09     MOR-1
                                                                                               --------------------
 1520        Leasehold Improvements                      3,794.64                   3,794.64                  Ln 10     MOR-1
 1530        Fixtures & Equipment                       52,277.78                  52,277.78                  Ln 10     MOR-1
 1540        Computer Equipment                        100,989.53                 100,989.53                  Ln 10     MOR-1
 1541        Computer Software                          16,924.94                  16,924.94                  Ln 10     MOR-1
 1550        Vehicles                                   45,321.17                  45,321.17     219,308.06   Ln 10     MOR-1

 1620        Accum Depr - Leasehold Impts                 (286.65)                   (286.65)                 Ln 11     MOR-1
 1630        Accum Depr - Fixtures & Equip             (15,578.20)                (15,578.20)                 Ln 11     MOR-1
 1640        Accum Depr - Computer Equip               (56,475.89)                (56,475.89)                 Ln 11     MOR-1
 1641        Accum Depr - Computer Software            (13,166.80)                (13,166.80)                 Ln 11     MOR-1
 1650        Accum Depr - Vehicles                     (17,373.09)                (17,373.09)   (102,880.63)  Ln 11     MOR-1
                                                                                               --------------------
                                                                                                 116,427.43   Ln 12     MOR-1
                                                                                               --------------------
 1703        Goodwill - Total Pharmacy Sup           1,131,031.50               1,131,031.50                  Ln 14     MOR-1
 1706        Goodwill - Park Infusion                1,141,375.35               1,141,375.35                  Ln 14     MOR-1
 1780        PPPN Equity Position                      (92,537.00)                (92,537.00)                 Ln 14     MOR-1
 1780-06-00  Investment in THC                           1,000.00                   1,000.00                  Ln 14     MOR-1
 1781        Investment in Dougherty's               2,792,779.32               2,792,779.32                  Ln 14     MOR-1
 1783        Total Pharmacy Equity Position            (15,755.00)                (15,755.00)                 Ln 14     MOR-1
 1784        Park LP Hold Equity Position               10,660.00                  10,660.00                  Ln 14     MOR-1
 1785        Park GP Oper Equity Position                5,000.00                   5,000.00                  Ln 14     MOR-1
 1803        Accum Amort - Goodwill - Total           (127,241.01)               (127,241.01)                 Ln 14     MOR-1
 1806        Accum Amort - Goodwill - PI              (109,381.79)               (109,381.79)  4,736,931.37   Ln 14     MOR-1

 1450        Deposits                                    4,201.17                   4,201.17       4,201.17   Ln 15     MOR-1
                                                                                               --------------------
                                                                                               5,862,554.98   Ln 16     MOR-1
                                                                                               ====================

PARK PHARMACY CORPORATION                 TRIAL BALANCES AS OF 02/28/2003                          FOR YEAR-PERIOD [2003-08]

                                                   TRIAL BALANCE
ACCOUNT                                                AS OF                        ADJUSTED
NUMBER            DESCRIPTION                        2/28/2003                    TRIAL BALANCE                     LINE      REPORT
-------           -----------                     -------------                   -------------                    ------     ------
           POST PETITION LIABILITIES
           Post Petition Accounts Payable
           (Park Only)                                                 (9,205.99)      (9,205.99)      (9,205.99)   Ln 17      MOR-1

2100       Accrued Payroll                            (89,943.47)                     (89,943.47)                   Ln 22      MOR-1
2105       Accrued Legal                               (6,667.00)                      (6,667.00)                   Ln 22      MOR-1
2110       Accrued Property Taxes                        (345.49)                        (345.49)                   Ln 22      MOR-1
2145       Accrued Directors Fees                      (2,500.00)                      (2,500.00)                   Ln 22      MOR-1
2160       PostPetition Accrued Accounting Fees                       (17,535.00)     (17,535.00)                   Ln 22      MOR-1
2180       Other Accrued Expenses                      (1,077.44)                      (1,077.44)                   Ln 22      MOR-1
2310       PostPetition Health Insurance Payable                      (53,805.31)     (53,805.31)                   Ln 22      MOR-1
2340       Section 125 Clearing                        (2,997.85)                      (2,997.85)                   Ln 22      MOR-1
2350       Eye Insurance Clearing                         (26.12)                         (26.12)    (174,845.44)   Ln 22      MOR-1
                                                                                                  -----------------------
                                                                                                     (184,051.43)   Ln 23      MOR-1
                                                                                                  -----------------------
           PREPETITION LIABILITIES:
2401       S-T Notes Pay - BOT Revl #5             (2,595,322.92)                  (2,595,322.92)                   Ln 24      MOR-1
2440       Current Portion of L/T Debt -           (3,181,061.72)                  (3,181,061.72)                   Ln 24      MOR-1
2430       Cur Portion L/T Debt - Lexus               (11,996.39)                     (11,996.39)                   Ln 24      MOR-1
2547       Note Payable - N.D.B. - Lexus               (2,788.30)                      (2,788.30)  (5,791,169.33)   Ln 24      MOR-1

2450       D&O/General Insurance                            0.00                            0.00            0.00    Ln 26      MOR-1

           PREPETITION ACCOUNTS PAYABLE
           (PARK ONLY)                                               (136,135.92)    (136,135.92)                   Ln 27      MOR-1
1990       ICT AP Clearing                                  0.00                            0.00                    Ln 27      MOR-1
2010       Accounts Payable                        (6,168,731.85)     145,341.91   (6,023,389.94)                   Ln 27      MOR-1
1251-08-00 Due To/From Medicine Man                 3,008,732.37                    3,008,732.37                    Ln 27      MOR-1
1252       Due To/From HPA/Rx-Pro                   3,555,759.66                    3,555,759.66                    Ln 27      MOR-1
1253       Due To/From Raven's                              0.00                            0.00                    Ln 27      MOR-1
1254       Due To/From Dougherty's                   (987,063.60)                    (987,063.60)                   Ln 27      MOR-1
1255       Due To/From TPS                            498,043.32                      498,043.32                    Ln 27      MOR-1
1256       Due To/From Park Infusion                2,325,468.11                    2,325,468.11                    Ln 27      MOR-1
1257       Due To/From Park LP Holdings                15,380.00                       15,380.00                    Ln 27      MOR-1
1258       Due To/From Park Operating GP               (2,567.56)                      (2,567.56)                   Ln 27      MOR-1
1259       Due To/From Total Healthcare             1,192,876.89                    1,192,876.89                    Ln 27      MOR-1
2130       Accrued Vacation                           (29,734.47)                     (29,734.47)                   Ln 27      MOR-1
2140       Accrued Bonus                              (28,525.50)                     (28,525.50)                   Ln 27      MOR-1
2151       State Income Tax Payable                   (98,561.00)                     (98,561.00)                   Ln 27      MOR-1
2160       Accrued Accounting Fees                    (32,265.25)      17,535.00      (14,730.25)                   Ln 27      MOR-1
2170       Accrued Interest                          (179,069.07)                    (179,069.07)                   Ln 27      MOR-1
2310       Health Insurance Payable                  (194,315.25)      53,805.31     (140,509.94)                   Ln 27      MOR-1
2320       401k Plan Payable                           (4,506.19)                      (4,506.19)                   Ln 27      MOR-1
2335       Dental/Extra Life Clearing                  13,046.88                       13,046.88                    Ln 27      MOR-1
2610       Deferred gain on Sale of Tampa            (168,800.00)                    (168,800.00)   2,795,713.79    Ln 27      MOR-1
                                                                                                  --------------
                                                                                                   (2,995,455.54)   Ln 28      MOR-1
                                                                                                  --------------
                                                                                                  --------------
                                                                                                   (3,179,506.97)   Ln 29      MOR-1
                                                                                                  --------------
           EQUITY
           PrePetition Owner's Equity                       0.00   (2,638,158.08)  (2,638,158.08)  (2,638,158.08)   Ln 30      MOR-1

           Current Year Income (Loss)                 107,251.04     (151,082.96)     (43,831.92)     (43,831.92)   Ln 31      MOR-1

1750       Deferred Compensation                        6,690.00       (7,191.75)        (501.75)                   Ln 32      MOR-1
1751       Deferred Compensation-options                7,416.64       (7,972.90)        (556.26)      (1,058.01)   Ln 32      MOR-1
2700       Common Stock                                (1,011.00)       1,011.00            0.00                               MOR-1
2710       Preferred Stock - Series A                  (2,614.00)       2,614.00            0.00                               MOR-1
2750       Additional Paid in Capital              (7,889,125.60)   7,889,125.60            0.00                               MOR-1
2800       Retained earnings                        5,088,344.91   (5,088,344.91)           0.00                               MOR-1
                                                                                                  --------------
                                                                                                   (2,683,048.01)   Ln 33      MOR-1
                                                                                                  --------------
                                                                                                   (5,862,554.98)   Ln 34      MOR-1
                                                                                                  ==============
                                                            0.00            0.00            0.00            0.00
                                                  --------------   -------------   -------------  --------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-2

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

INCOME STATEMENT

                                                                                                         QUARTER
                                                         MONTH           MONTH           MONTH            TOTAL
                                                         -----           -----           -----           -------
REVENUES                                                 Jan-03          Feb-03


1. GROSS REVENUES
2. LESS: RETURNS & DISCOUNTS
3. NET REVENUE                                              $0            $0               $0               $0


COST OF GOODS SOLD


4. MATERIAL
5. DIRECT LABOR
6. DIRECT OVERHEAD
7. TOTAL COST OF GOODS SOLD                                 $0            $0               $0               $0
8. GROSS PROFIT                                             $0            $0               $0               $0


OPERATING EXPENSES


9.  OFFICER/INSIDER COMPENSATION                       $29,545       $26,462
10. SELLING & MARKETING
11. GENERAL & ADMINISTRATIVE                           $63,084       $66,895
12. RENT & LEASE                                        $8,086        $8,086
13. OTHER (ATTACH LIST)
14. TOTAL OPERATING EXPENSES                          $100,715      $101,443               $0               $0
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                 ($100,715)    ($101,443)              $0               $0


OTHER INCOME & EXPENSES


16. NON-OPERATING INCOME (ATT. LIST)
17. NON-OPERATING EXPENSE (ATT. LIST)
18. INTEREST EXPENSE                                   $40,506       $40,118
19. DEPRECIATION/DEPLETION                              $3,861        $3,861
20. AMORTIZATION
21. OTHER (ATTACH LIST)                              ($183,860)    ($174,176)
22. NET OTHER INCOME & EXPENSES                      ($139,493)    ($130,197)              $0               $0


REORGANIZATION EXPENSES


23. PROFESSIONAL FEES                                  $12,200       $10,709
24. U.S. TRUSTEE FEES                                   $3,334        $3,333
25. OTHER (ATTACH LIST)
26. TOTAL REORGANIZATION EXPENSES                      $15,534       $14,042               $0              $0
27. INCOME TAX
28. NET PROFIT (LOSS)                                  $23,244       $14,712               $0              $0

              PARK PHARMACY CORPORATION      TRIAL BALANCE AS OF 01/31/2003                    FOR YEAR-PERIOD [2003-08]

                                                                                      ADJUSTED
ACCOUNT                                            TRIAL BALANCE                        TRIAL
NUMBER    DESCRIPTION                             AS OF 2/28/2003                      BALANCE                    LINE      REPORT
-------   -----------                            ----------------                    -----------                  -----     ------
          INCOME STATEMENT                            Y-T-D                             M-T-D
          Officer / Insider Compensation                            26,462.20          26,462.20     26,462.20    Ln 09     MOR-2

 5300     Auto Expense                                 7,159.29                           479.73                  Ln 11     MOR-2
 5400     Bank Service Charges                        13,894.93                         3,115.14                  Ln 11     MOR-2
 5485     Computer - Software Maintenance             13,609.77                           433.78                  Ln 11     MOR-2
 5430     Bonus - Clerical                             3,100.00                         1,000.00                  Ln 11     MOR-2
 5575     Directors Fees                              20,685.34                         1,250.00                  Ln 11     MOR-2
 5600     Dues & Subscriptions                         1,458.50                           644.00                  Ln 11     MOR-2
 5725     Equipment, Storage Rental                   10,989.03                           966.24                  Ln 11     MOR-2
 5900     Insurance - Employee                        24,915.51                         3,074.32                  Ln 11     MOR-2
 5915     Insurance - Direc & Officers                36,613.36                         4,576.67                  Ln 11     MOR-2
 5925     Insurance - Workers Comp                     4,000.00                           500.00                  Ln 11     MOR-2
 5930     Insurance - Auto                             2,669.66                          (263.97)                 Ln 11     MOR-2
 5935     Insurance - General                          6,710.72                           838.84                  Ln 11     MOR-2
 5950     Insurance - Property                         1,070.00                           133.75                  Ln 11     MOR-2
 6025     Legal Fees - General                        58,103.41                         1,660.00                  Ln 11     MOR-2
 6092     Meals - Employees                            7,379.17                          (580.17)                 Ln 11     MOR-2
 6100     Miscellaneous Expense                        3,570.26                          (329.36)                 Ln 11     MOR-2
 6150     Office Expense                                 440.00                            55.00                  Ln 11     MOR-2
 6170     Payroll Service Expense                     12,964.10                         2,755.55                  Ln 11     MOR-2
 6190     Penalities                                  (1,129.18)                          704.23                  Ln 11     MOR-2
 6200     Postage                                      2,376.57                           243.04                  Ln 11     MOR-2
 6230     Profit Sharing Plan (401K)                     175.00                           175.00                  Ln 11     MOR-2
 6260     Public Expenses                              5,665.23                           150.00                  Ln 11     MOR-2
 6230     Repairs & Maintenance                        3,863.43                           298.91                  Ln 11     MOR-2
 6350     Salaries - Management                      242,197.15    (20,684.60)              0.00                  Ln 11     MOR-2
 6370     Salaries - Clerical                        356,245.18     (5,777.60)         32,274.12                  Ln 11     MOR-2
 6380     Salaries - Overtime                          2,077.24                           207.09                  Ln 11     MOR-2
 6381     Salaries - Def Comp Amort                    1,338.00                           167.25                  Ln 11     MOR-2
 6382     Salaries - Def Comp Amort-option             1,483.36                           185.42                  Ln 11     MOR-2
 6390     Security                                       669.69                           207.53                  Ln 11     MOR-2
 6395     Supplies                                    11,456.72                         2,276.80                  Ln 11     MOR-2
 6420     Taxes - Other                                   48.00                             6.00                  Ln 11     MOR-2
 6440     Taxes - Payroll                             46,258.48                         6,047.96                  Ln 11     MOR-2
 6450     Taxes - Property                             1,030.00                           150.00                  Ln 11     MOR-2
 6550     Telephone                                   33,646.70                         3,233.73                  Ln 11     MOR-2
 6600     Travel                                       3,839.70                           241.68                  Ln 11     MOR-2
 6700     Utilities                                      683.04                            16.98     66,895.26    Ln 11     MOR-2

 6300     Rent                                        64,265.76                         8,015.51                  Ln 12     MOR-2
 6310     Rent - Parking                                 560.00                            70.00      8,085.51    Ln 12     MOR-2
                                                                                                   -----------    -----
                                                                                                    101,442.97    Ln 14     MOR-2
                                                                                                   -----------    -----
 8300     Interest Expense                           406,421.30                        40,118.41     40,118.21    Ln 18     MOR-2
 8200     Depreciation Expense                        30,362.17                         3,861.21      3,861.21    Ln 19     MOR-2
 8040     Miscellaneous Income                        (2,252.00)                          (77.63)                 Ln 21     MOR-2
 3400     Management Fee Income                   (1,454,944.94)                     (163,548.48)                 Ln 21     MOR-2
 8020     Gain/Loss on Sale of Asset                 (84,600.00)                      (10,550.00)  (174,176.11)   Ln 21     MOR-2
                                                                                                   -----------    -----
                                                                                                   (130,196.49)   Ln 22     MOR-2
                                                                                                   -----------    -----
 5100     Accounting Fees                             91,426.50                        10,708.75     10,708.75    Ln 23     MOR-2
 6250     Professional Fees - Legal                   24,423.47                         3,333.00      3,333.00    Ln 24     MOR-2
                                                                                                   -----------    -----
                                                                                                     14,041.75    Ln 26     MOR-2
                                                                   ----------        -----------   -----------    -----
                                                                         0.00         (14,711.77)   (14,711.11)   Ln 28     MOR-2
                                                                   ==========        ===========   ===========    =====

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                        ACCRUAL BASIS-3

CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96

CASH RECEIPTS AND                                MONTH               MONTH             MONTH         QUARTER
DISBURSEMENTS                                    JAN-03              3-FEB                            TOTAL
-----------------                              ---------           --------          --------        -------
1. CASH - BEGINNING OF MONTH                    $332,116           $441,889          $537,702

RECEIPTS FROM OPERATIONS

2. CASH SALES                                 $3,519,092         $3,147,191

COLLECTION OF ACCOUNTS RECEIVABLE

3. PREPETITION

4. POSTPETITION

5. TOTAL OPERATING RECEIPTS                   $3,519,092         $3,147,191               $0               $0
   NON-OPERATING RECEIPTS

6. LOANS & ADVANCES (ATTACH LIST)

7. SALE OF ASSETS

8. OTHER (ATTACH LIST)

9. TOTAL NON-OPERATING RECEIPTS                       $0                 $0               $0               $0

10. TOTAL RECEIPTS                            $3,519,092         $3,147,191               $0               $0

11. TOTAL CASH AVAILABLE                      $3,851,208         $3,589,080         $537,702               $0

OPERATING DISBURSEMENTS

12. NET PAYROLL                                  $41,287            $42,216

13. PAYROLL, TAXES PAID                          $29,790            $20,280

14. SALES, USE & OTHER TAXES PAID                 $1,685                 $0

15. SECURED / RENTAL / LEASES                    $32,394            $28,070

16. UTILITIES                                       $140                $17

17. INSURANCE                                    $75,238            $45,214

18. INVENTORY PURCHASES                               $0                 $0

19. VEHICLE EXPENSES                                $379                 $0

20. TRAVEL                                            $0               $265

21. ENTERTAINMENT                                     $0                 $0

22. REPAIRS & MAINTENANCE                            $90               $299

23. SUPPLIES                                         $98                 $0

24. ADVERTISING                                       $0                 $0

25. OTHER (ATTACH LIST)                       $3,218,018         $2,899,817

26. TOTAL OPERATING DISBURSEMENTS             $3,399,119         $3,036,178               $0               $0

REORGANIZATON EXPENSES

27. PROFESSIONAL FEES                             $2,200            $15,200

28. U.S. TRUSTEE FEES                             $8,000

29. OTHER (ATTACH LIST)

30. TOTAL REORGANIZATION EXPENSES                $10,200            $15,200               $0               $0

31. TOTAL DISBURSEMENTS                       $3,409,319         $3,051,378               $0               $0

32. NET CASH FLOW                               $109,773            $95,813               $0               $0

33. CASH - END OF MONTH                         $441,889           $537,702         $537,702               $0

MONTHLY OPERATING REPORT
         ACCRUAL BASIS-3                    CASE NAME: PARK PHARMACY CORPORATION

MOR-3FEB(1)
02/13/95, RWD, 2/96                                 CASE NUMBER: 02-80896-SAF-11

FEBRUARY-03
OTHER - LINE 25

    PARK PHARMACY
Section 125 Payments                                             $2,179
Service Charge - Bank                                             3,094
ADP Fees                                                          2,756
Interest Bank of Texas                                           40,000
Southwestern Bell                                                 1,298
Federal Express Corp                                                224
Merrill Lynch                                                        51
Blakeman & Associates                                               222
Terrell & Terrell                                                   135
Account Analysis Statement                                           22
Prestonwood Country Club                                          3,792
Bowne of Dallas                                                     774
Securities & Transfer Co                                            155
Jennifer Davila                                                      55
VBCRP                                                             2,359
Elsie Ulate-title transfer                                          724
American Express                                                     11

        OTHER SUBS

Inventory Purchases-Amerisou                                 $1,662,951
Prepaid Inventory - Cardinal Dr                                 140,000
Payroll Taxes                                                   158,155
Payroll Checks                                                  360,676
AP - Other                                                      519,763
State Comptroller                                                   422
Texas Drug Refund                                                     0

TOTAL LINE 25                                                $2,899,817
                                                             ==========

                                                       MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                       ACCRUAL BASIS-4

CASE NUMBER: 02-80896-SAF-11                             02/13/95, RWD, 2/96

                                                      SCHEDULE
ACCOUNTS RECEIVABLE AGING                              AMOUNT          MONTH            MONTH             MONTH
-------------------------                             --------         -----            -----             -----
1. 0-30
2. 31-60
3. 61-90
4. 91+
5. TOTAL ACCOUNTS RECEIVABLE                             $0              $0               $0                $0
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)                             $0              $0               $0                $0

AGING OF POSTPETITION TAXES AND PAYABLES                MONTH:  FEB-03
                                                               -----------------

                                   0-30             31-60            61-90             91+
TAXES PAYABLE                      DAYS             DAYS              DAYS             DAYS            TOTAL
-------------                    -------            -----            -----             ----            -----
1. FEDERAL
2. STATE
3. LOCAL
4. OTHER (ATTACH LIST)
5. TOTAL TAXES PAYABLE                $0               $0               $0               $0               $0
6. ACCOUNTS PAYABLE               $8,295             $911                                             $9,206

STATUS OF POSTPETITION TAXES                            MONTH:      FEB-03
                                                               -----------------

                                          BEGINNING         AMOUNT                              ENDING
                                             TAX         WITHHELD AND/       AMOUNT               TAX
FEDERAL                                   LIABILITY*      OR ACCRUED          PAID             LIABILITY
-------                                   ----------     -------------      ---------          ---------
1.  WITHHOLDING**                             $0          $10,575          ($10,575)              $0
2.  FICA-EMPLOYEE**                           $0           $4,465           ($4,465)              $0
3.  FICA-EMPLOYER**                           $0           $4,465           ($4,465)              $0
4.  UNEMPLOYMENT                              $0             $137             ($137)
5.  INCOME
6.  OTHER (ATTACH LIST)
7.  TOTAL FEDERAL TAXES                       $0          $19,641          ($19,641)              $0

STATE AND LOCAL

8.  WITHHOLDING
9.  SALES
10. EXCISE
11. UNEMPLOYMENT                              $0            $639             ($639)               $0
12. REAL PROPERTY
13. PERSONAL PROPERTY
14. OTHER (ATTACH LIST)
15. TOTAL STATE & LOCAL                       $0            $639             ($639)               $0
16. TOTAL TAXES                               $0         $20,280          ($20,280)               $0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                        ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:      Feb-03
                                                               -----------------

BANK RECONCILIATIONS

                                                     Account #1       Account #2        Account #3
                                                     ----------       ----------     ----------------
A. BANK:                                              Bank One         Bank One          Bank One
B. ACCOUNT NUMBER:                                   1597588498       1597588662        1597588241
C. PURPOSE (TYPE):                                    Payroll         Section 125    Health & Welfare        TOTAL
------------------                                   ----------       -----------    ----------------        -----
1. BALANCE PER BANK STATEMENT                         $377,305           $3,612           $117,429
2. ADD: TOTAL DEPOSITS NOT CREDITED                         $0               $0                 $0
3. SUBTRACT: OUTSTANDING CHECKS                        $38,518             $786
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS                        $338,787           $2,826           $117,429             $0
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

                                                       DATE OF            TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                            PURCHASE         INSTRUMENT          PRICE             VALUE
---------------------------                            --------         ----------         --------          -------
7.
8.
9.
10.
11. TOTAL INVESTMENTS                                                                          $0                $0

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH                                                                                    $0

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                         ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: February 2003
                                                               -----------------

BANK RECONCILIATIONS

                                                     Account #1       Account #2       Account #3
                                                    -------------   -------------    ----------------
A. BANK:                                            Bank of Texas   Bank of Texas
B. ACCOUNT NUMBER:                                   2880518605       3090601755
C. PURPOSE (TYPE):                                    Operating      Disbursement                              TOTAL
------------------                                  -------------   -------------    ----------------        ---------
1. BALANCE PER BANK STATEMENT                         $280,428                                                $778,774
2. ADD: TOTAL DEPOSITS NOT CREDITED                                                                                 $0
3. SUBTRACT: OUTSTANDING CHECKS                                       $ 201,576                               $240,880
4. OTHER RECONCILING ITEMS                                                ($191)                                 ($191)
5. MONTH END BALANCE PER BOOKS                        $280,428        ($201,767)          $   0               $537,702
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

                                                       DATE OF            TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                            PURCHASE         INSTRUMENT          PRICE             VALUE
---------------------------                            --------         ----------         --------          -------
7.
8.
9.
10.
11. TOTAL INVESTMENTS                                                                          $0                  $0

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH                                                                                $537,702

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                        ACCRUAL BASIS-6

CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96

                                                        MONTH:   Feb-03
                                                              ----------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
                                    --------
                               TYPE OF                AMOUNT      TOTAL PAID
NAME                           PAYMENT                 PAID        TO DATE
----                           -------                ------      ----------
1. Craig Mackey         Salary + car allow            $9,399       $33,728
2. Philip Waltrip       Salary + car allow            $4,699       $16,440
3. Nancy Graham         Sal + car allow + bonus       $3,780       $13,612
4. See "Continuation" tab for non-Park Pharmacy
5. Insiders payments. Amount from MOR-6 Feb (2)       $9,719       $45,008
6. TOTAL PAYMENTS
   TO INSIDERS                                       $27,597      $108,788

                                                 PROFESSIONALS
                                                 -------------
                               DATE OF COURT                                                              TOTAL
                             ORDER AUTHORIZING           AMOUNT        AMOUNT          TOTAL PAID       INCURRED
NAME                              PAYMENT               APPROVED        PAID            TO DATE         & UNPAID*
----                         -----------------         --------       ------          ----------       ---------
1. Hein & Associates                                                  $15,200           $27,400
2.
3.
4.
5.
6. TOTAL PAYMENTS
   TO PROFESSIONALS                                        $0         $15,200           $27,400             $0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                SCHEDULED      AMOUNTS
                                                 MONTHLY         PAID            TOTAL
                                                 PAYMENTS       DURING          UNPAID
NAME OF CREDITOR                                   DUE          MONTH         POSTPETITION
----------------                                ---------      -------        ------------
1. Castlebrook Realty                             $ 7,296       ($7,296)           $    0
2. Public Industrial Property Co. Inc             $   820         ($820)           $    0
3. North Dallas Bank & Trust                      $ 1,129       ($1,129)           $    0
4. See MOR-6(2) for Park Pharmacy guarantor                                        $    0
5.   leases and other lease in name of Park       $28,229      ($18,825)           $9,404
6. TOTAL                                          $37,474      ($28,070)           $9,404

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                         ACCRUAL BASIS-6

CASE NUMBER: 02-80896-SAF-11

                                                        MONTH:      Feb-03
                                                                ----------------

INSIDER CONTINUATION

                               INSIDERS

                                        TYPE OF                  AMOUNT         TOTAL PAID
NAME                                    PAYMENT                   PAID           TO DATE
----                                    -------                  -------        ----------
l. Tommy Park***                 Sal + car allow + bonus         $ 3,747          $13,801
2. Kathleen Park***              Salary + bonus                  $   149          $ 5,619
3. Joe Park***                   Salary                          $ 5,823          $21,838
4. Jill Park***                  Director fee                    $     0          $ 3,750
5.
6. TOTAL PAYMENTS
   TO INSIDERS                                                   $ 9,719          $45,008

         *** NON-PARK PHARMACY CORP. EMPLOYEES

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                   SCHEDULED       AMOUNTS
                                                    MONTHLY         PAID            TOTAL
                                                   PAYMENTS        DURING          UNPAID
NAME OF CREDITOR                                     DUE            MONTH       POSTPETITION
----------------                                   --------       --------      ------------
1. *U.S. Alliance Inc c/o Classic Property Mgmt    $ 9,404        $      0         $9,404
2. **Option Care Enterprises, Inc                  $ 5,036        $ (5,036)        $    0
3. **Medical Park Plaza, Ltd                       $ 5,739        $ (5,739)        $    0
4. *Lincoln Inwood Plaza                           $ 8,050        $ (8,050)        $    0
5.                                                                                 $    0
6. TOTAL                                           $28,229        $(18,825)        $9,404

      *Lease in name of Park Pharmacy Corp.

      **Park Pharmacy Corp as guarantor.

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                        ACCRUAL BASIS-7

CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96

                                                        MONTH:       FEB-03
                                                               -----------------
QUESTIONNAIRE

                                                                                    YES             NO
                                                                                    ---             --
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                               x
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                 x
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                          x
     LOANS) DUE FROM RELATED PARTIES?
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                         x
     THIS REPORTING PERIOD?
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                               x
     DEBTOR FROM ANY PARTY?
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                   x
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                             x
     PAST DUE?
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                               x
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                     x
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                 x
     DELINQUENT?
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                x
     REPORTING PERIOD?
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE

                                                                                      YES             NO
                                                                                      ---             --
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                          x
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                            x
3.   PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              INSTALLMENT PAYMENTS

TYPE OF                     --------------------------------------              PAYMENT AMOUNT
POLICY                      CARRIER                 PERIOD COVERED               & FREQUENCY
-------                     -------                 --------------              --------------
